Transition and Advisory Agreement Effective August 30, 2025 (the “Effective Date”), Melissa Baird (“Advisor”) and Hims, Inc. (“Company”) agree as follows: 1. Transition. In connection with Advisor’s retirement as an officer of the Company, effective August 29, 2025 (the “Retirement Date”), and in connection with the Company’s desire to retain her continuing support and involvement in certain matters related to transition of her role with the Company, the Company hereby offers Advisor a transition role, limited in scope and duration as set forth in this Transition and Advisory Agreement (the “Agreement”), for the Term defined in Paragraph 5 below. 2. Services; Payment; No Violation of Rights or Obligations. Advisor agrees to undertake and complete the Services (as defined in Exhibit 1) in accordance with and on the terms specified in Exhibit 1. As consideration due Advisor regarding the subject matter of this Agreement, Company will compensate Advisor as (and only as) expressly stated in Exhibit 1. Unless otherwise specifically agreed upon by Company in writing (and notwithstanding any other provision of this Agreement), all activity relating to Services will be performed by and only by Advisor. Advisor agrees that she will not (and will not permit others to) violate any agreement with or rights of any third party or, except as expressly authorized by Company in writing hereafter, use or disclose at any time Advisor’s own or any third party’s confidential information or intellectual property in connection with the Services or otherwise for or on behalf of Company. 3. Ownership; Rights; Proprietary Information; Publicity. The parties agree that the Employee Confidential Information and Inventions Assignment Agreement entered into between them on January 16, 2018 (the “Confidentiality Agreement”) shall remain in full force and effect on its terms through the end of the Term, with certain provisions thereof having continuing effect thereafter. 4. Warranties and Other Obligations. Advisor represents, warrants and covenants that: (i) the Services will be performed in a professional and workmanlike manner and that none of such Services nor any part of this Agreement is or will be inconsistent with any obligation Advisor may have to others; (ii) all work under this Agreement shall be Advisor’s original work and none of the Services or deliverables nor any development, use, production, distribution or exploitation thereof will infringe, misappropriate or violate any intellectual property or other right of any person or entity (including, without limitation, Advisor); and (iii) Advisor shall comply with all applicable laws and Company safety rules in the course of performing the Services. 5. Term and Termination. The term of this Agreement shall commence on the Effective Date and shall continue until the earlier of March 31, 2026 or the date on which Advisor or the Company terminate this Agreement as specified in this paragraph (such period, the “Term”). This Agreement may be terminated prior to March 31, 2026: (i) upon mutual written agreement of the parties; or (ii) if either party breaches a material provision of this Agreement, the other party may terminate this Agreement upon 15 days’ notice, unless the breach is cured within the notice period. Paragraphs 3 through 10 of this Agreement and any remedies for breach of this Agreement shall survive any termination or expiration of the Agreement. Company may communicate the obligations contained in this Agreement to any other (or potential) client or employer of Advisor. Any extension of the Term will be subject to mutual written agreement of the parties.

6. Relationship of the Parties; Independent Contractor; No Employee Benefits. Notwithstanding any provision hereof, during the Term, Advisor is an independent contractor and is not an employee, agent, partner or joint venturer of Company and shall not bind nor attempt to bind Company to any contract. Advisor shall accept any directions issued by Company pertaining to the goals to be attained and the results to be achieved by Advisor, but Advisor shall be solely responsible for the manner and hours in which the Services are performed under this Agreement. Advisor’s engagement with Company is not exclusive, and it is understood that Advisor may provide services for other entities during the term of this Agreement. Advisor shall not be eligible to participate in any of Company’s employee benefit plans, fringe benefit programs, group insurance arrangements or similar programs. Company shall not provide workers’ compensation, disability insurance, Social Security or unemployment compensation coverage or any other statutory benefit to Advisor. Advisor shall comply at Advisor’s expense with all applicable provisions of workers’ compensation laws, unemployment compensation laws, federal Social Security law, the Fair Labor Standards Act, federal, state and local income tax laws, and all other applicable federal, state and local laws, regulations and codes relating to terms and conditions of employment required to be fulfilled by employers or independent contractors. Advisor will ensure that its employees, contractors and others involved in the Services, if any, are bound in writing to the foregoing, and to all of Advisor’s obligations under any provision of this Agreement, for Company’s benefit and Advisor will be responsible for any noncompliance by them. Advisor agrees to indemnify the Company from any and all claims, damages, liability, settlement, attorneys’ fees and expenses, as incurred, on account of the foregoing or any breach of this Agreement or any other action or inaction by or for or on behalf of Advisor. 7. Assignment. This Agreement and the services contemplated hereunder are personal to Advisor and Advisor shall not have the right or ability to assign, transfer or subcontract any rights or obligations under this Agreement without the written consent of Company. Any attempt to do so shall be void. Company may fully assign and transfer this Agreement in whole or part to any successor to the Company’s business. 8. Notice. All notices under this Agreement shall be in writing and shall be deemed given (a) when personally delivered, (b) when sent by electronic mail to the address set forth below on Advisor’s signature page hereto, as updated from time to time by notice to the Company, or facsimile if sent during normal business hours of the recipient; if not, then on the next business day or (c) three days after being sent by prepaid certified or registered U.S. mail to the address of the party to be noticed as set forth herein or to such other address as such party last provided to the other by written notice. A copy of all notices to Company must be sent to the Chief Legal Officer of the Company. 9. Miscellaneous. Any breach of Section 3 or 4 will cause irreparable harm to Company for which damages would not be an adequate remedy, and therefore, Company will be entitled to injunctive relief with respect thereto in addition to any other remedies. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. This Agreement represents the entire understanding between the parties with respect to the subject matter hereof to the exclusion of all other terms and conditions, and no changes, additions, modifications or waivers to this Agreement will be effective unless in writing and signed by both parties. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs and attorneys’ fees. Headings herein are for convenience of reference only and shall in no way affect interpretation of the Agreement. 10. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Agreement between Advisor and Company, dated January 16, 2018. Advisor hereby agrees and consents that any such arbitration shall take place in the State of California in the county of San Francisco. Advisor By: Name: Melissa Baird Title: Advisor HIMS, INC. By: Name: Soleil Boughton Title: Chief Legal Officer

EXHIBIT 1 Services. The Services are as follows and also include any other work Advisor performs for the Company during the Term if requested and authorized by the Chief Executive Officer: Advisor shall provide and shall make herself reasonably available to provide advisory and consulting services to the Company as requested by the Board and/or Chief Executive Officer from time to time to assist with and provide support for transition-related matters, which may include, without limitation, conferring with members of management; providing institutional knowledge to Company personnel; assisting with internal, legal and operational processes; execution of documents; and other actions reasonably necessary to support the orderly transition of responsibilities. Notwithstanding anything in the Agreement to the contrary, the Services will not include any clinical or other services which could be considered the practice of therapy, counseling, or behavioral healthcare services, and Advisor will not provide any clinical or other services under this Agreement that could be considered the practice of therapy, counseling, or behavioral healthcare services. In addition, the Company will limit Advisor’s access to confidential Company information as it deems appropriate, given the limited scope of Advisor’s role during the Term. Compensation. Advisor's provision of Services hereunder constitutes a continuation of service as defined with respect to restricted stock units, performance restricted stock units, and options previously granted by Hims & Hers Health, Inc. (all such awards outstanding and unvested on the Effective Date of the Agreement, the “HHH Equity”), such that Advisor continues to qualify as a “Service Provider” as defined in the equity plan documents. Accordingly, Advisor’s outstanding and unvested HHH Equity shall continue vesting pursuant to the original terms thereof and service will terminate for all purposes on the final day of the Term. The Company may withhold required amounts in connection with vesting or as otherwise required by law with respect to the HHH Equity. Release of Claims. In consideration of extending the benefits provided under the Agreement, Advisor agrees to execute and deliver an effective release of claims at the end of the Term, and acknowledges and agrees that the compensation described above constitutes sufficient and valuable consideration for provision of such release of claims.

Amendment No. 1 to the Transition and Advisory Agreement This Amendment No. 1 (the “Amendment 1”) to the Transition and Advisory Agreement effective as of August 30, 2025 (the “Agreement”) is entered into as of August 28, 2025, by and between Hims, Inc. (the “Company”) and Melissa Baird (“Advisor”). RECITALS WHEREAS, the Company and Advisor previously entered into the Agreement in connection with Advisor’s retirement and transition; and WHEREAS, the parties desire to clarify certain matters relating to Advisor’s compensation and equity awards. AGREEMENT NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and in further consideration of the mutual promises contained herein, the parties hereby agree as follows: 1. 2024 PRSU Award. Notwithstanding anything in the Agreement or any equity award documentation to the contrary, the parties acknowledge and agree that Advisor’s 2024 Performance Restricted Stock Unit (“PRSU”) award with grant date February 28, 2024 shall be deemed forfeited effective as of August 29, 2025, and Advisor shall have no further right, title, or interest therein. 2. 2025 Bonus. The parties further acknowledge and agree that Advisor has not earned, and shall not be entitled to, any 2025 annual bonus payment (the “2025 Bonus”). The 2025 Bonus will be deemed forfeited in its entirety as of August 29, 2025, and Advisor shall have no right to receive any such payment. Except as expressly amended hereby, all terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. Advisor By: Name: Melissa Baird Title: Advisor HIMS, INC. By: Name: Soleil Boughton Title: Chief Legal Officer